SoFi Weekly Income ETF Trading Symbol: TGIF Listed on NYSE Arca, Inc. Summary Prospectus June 28, 2023 www.sofi.com/invest/etfs/

Before you invest, you may want to review the SoFi Weekly Income ETF (the “Fund”) statutory prospectus and statement of additional information, which contain more information about the Fund and its risks. The current statutory prospectus and statement of additional information dated June 28, 2023 are incorporated by reference into this Summary Prospectus. You can find the Fund’s statutory prospectus, statement of additional information, reports to shareholders, and other information about the Fund online at www.sofi.com/invest/etfs/tgif/. You can also get this information at no cost by calling (877) 358-0096 or by sending an e-mail request to ETFsupport@sofi.com.

Investment Objective

The SoFi Weekly Income ETF (the “Fund”) seeks to provide current income.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.

Annual Fund Operating Expenses(1) (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.59%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.59%

(1)	The Fund’s investment adviser, Toroso Investments, LLC (“Toroso” or the “Adviser”), a Tidal Financial Group company, will pay, or require a sub-adviser to pay, all expenses incurred by the Fund (except for advisory fees and sub-advisory fees, as the case may be) excluding interest charges on any borrowings, dividends and other expenses on securities sold short, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, distribution fees and expenses paid by the Fund under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act, and litigation expenses, and other non-routine or extraordinary expenses.

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$60	$189	$329	$738

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in total annual fund operating expenses or in the expense example above, affect the Fund’s performance. For the fiscal year ended February 28, 2023, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

The Fund is an actively-managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective, under normal circumstances, by investing in U.S.-dollar denominated investment grade and non-investment grade (also known as “high-yield” or “junk”) fixed income securities and instruments and distributes income from its investments to shareholders weekly. The Fund makes its weekly income distributions each Friday (or, in the event the NYSE is closed for trading on Friday, on a day earlier in the week). While obligations of any maturity may be purchased, under normal circumstances, the Fund will generally have a short to intermediate overall effective duration (i.e., typically less than three years). Effective duration is a measure of the Fund’s price sensitivity to changes in yields or interest rates and a fund with a higher effective duration will, under normal circumstances, have a greater sensitivity to interest rates. For example, if a portfolio has a duration of one year, and interest rates increase (fall) by 2%, the portfolio will decline (increase) in value by approximately 2%. However, duration may not accurately reflect the true interest rate sensitivity of instruments held by the Fund and, therefore, the Fund’s exposure to changes in interest rates.

Investment decisions for the Fund are made by Income Research + Management (“IR+M” or the “Sub-Adviser”), the Fund’s sub-adviser, primarily through a fundamental analysis of available debt instruments and their issuers. IR+M applies a bottom-up investing approach focusing on the analysis of individual companies rather than on the industry or sector in which a company operates or on the economy as a whole.

IR+M’s bottom-up process focuses on the following attributes of investment opportunities:

Credit	IR+M evaluates the strength of a company’s management, its financial statements, and its competitive position in its industry or peer group.
Structure	IR+M focuses on the shape of the curve reflecting the relationship of a bond’s price to interest rates (also known as “convexity”) with a particular interest in the extent to which an instrument may be callable (i.e., the issuer can redeem the bond prior to its maturity date) or have other such options attached to it that may affect the bond’s convexity. This analysis favors bonds with positive convexity (i.e., where the price would be expected to increase as interest rates rise) and those with structures that may add to the bond’s effective yield without increasing credit risk.
Price	IR+M seeks bonds that it believes are under- or mis-priced and will seek to avoid bonds it determines are overpriced.

The Fund may invest in a variety of fixed income instruments with a fixed or floating (variable) interest rate. The Fund may hold U.S government securities, including Treasury securities, Treasury Inflation Protected Securities (“TIPS”), and agency bonds. The Fund may also invest in corporate debt, commercial and residential mortgage-backed securities (“CMBS” and “RMBS”, respectively) (including collateralized mortgage obligations (“CMOs”), including interest only and principal only instruments), asset-backed securities (“ABS”), municipal securities, convertible securities, pass-through securities, and U.S. dollar denominated securities issued or guaranteed by foreign governments, their agencies, or instrumentalities, and floating rate securities (such as bank loans). The Fund may also invest in non-investment grade bonds (including distressed securities), non-investment grade bank loans, and bonds of emerging market issuers. The Fund’s investment in mortgage-backed securities (“MBS”) may include both agency and non-agency MBS. The portion of the Fund invested in non-investment grade instruments may be up to 100% of the Fund’s total assets.

The Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis, including the use of the “To Be Announced” (“TBA”) market for MBS investments. The Fund may invest up to 15% of its net assets in securities that are deemed to be illiquid, which may include private placements, certain Rule 144A securities (which are subject to resale restrictions), and securities of issuers that are bankrupt or in default.

The Fund is expected to generally have significant exposure to companies in the financial services sector, although the Fund will not concentrate (i.e., investment more than 25% of its total assets) in any particular industry. The Fund is considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

Principal Investment Risks

The principal risks of investing in the Fund are summarized below. As with any investment, there is a risk that you could lose all or a portion of your investment in the Fund. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return, and/or ability to meet its objective. For more information about the risks of investing in the Fund, see the section in the Fund’s Prospectus titled “Additional Information About the Funds—Principal Risks of Investing in Each Fund.”

Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears.

ABS Risk. The value of ABS may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile.

Agency Debt Risk. Bonds or debentures issued by U.S. government agencies, government-sponsored entities, or government corporations, including, among others, Federal National Mortgage Association (“Fannie Mae”) and Federal Home Loan Mortgage Corporation (“Freddie Mac”), are generally backed only by the general creditworthiness and reputation of the U.S. government agency, government-sponsored entity, or government corporation issuing the bond or debenture and are not guaranteed by the U.S. Department of the Treasury (“U.S. Treasury”) or backed by the full faith and credit of the U.S. government. For obligations of Fannie Mae, Freddie Mac and other agencies that have been placed under conservatorship of the federal government, there is no guarantee that the financial support will continue. If the conservatorship is terminated, the investments of holders, including the Fund, of mortgage-backed securities and other obligations issued by Fannie Mae and Freddie Mac will no longer have the protection of the U.S. Treasury.

CMBS Risk. CMBS are subject to the risk that if there is a shortfall in loan payments from borrowers or if an underlying property is sold via foreclosure and does not generate sufficient proceeds to meet scheduled payments on all bond classes, investments in the most subordinate outstanding bond class will incur a principal loss first, with any further losses impacting more senior classes in reverse order of payment priority. CMBS are historically more volatile than RMBS. Such securities are subject to credit, interest rate, prepayment, and extension risks. (See “Credit Risk,” “Interest Rate Risk,” “Prepayment Risk,” and “Extension Risk” for more information on these risks.)

CMOs Risk. CMOs represent interests in a short-term, intermediate-term or long-term portion of a mortgage pool. Each portion of the pool receives monthly interest payments, but the principal repayments pass through to the short-term CMO first and to the long-term CMO last. In the event of a bankruptcy or other default of a broker who issued the CMO held by the Fund, the Fund could experience both delays in liquidating its position and losses. In addition, classes of CMOs may also include interest only (“IOs”) and principal only (“POs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages the cash flow from which has been separated into interest and principal components. IOs (interest only securities) receive the interest portion of the cash flow while POs (principal only securities) receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. When payments on mortgages underlying a PO are slow, the life of the PO is lengthened and the yield to maturity is reduced. Investments in CMOs are subject to the same risks as direct investments in the underlying mortgage-backed securities including credit, interest rate, prepayment, and extension risks. (See “Credit Risk,” “Interest Rate Risk,” “Prepayment Risk,” and “Extension Risk” for more information on these risks.)

Convertible Securities Risk. Convertible securities rank senior to the issuer’s common stock, but may be subordinate to senior debt obligations. In part, the total return for a convertible security may depend upon the performance of the underlying stock into which it can be converted. Synthetic convertibles may respond differently to market fluctuations than traditional convertible securities. They are also subject to counterparty risk.

Credit Risk. Issuers and/or counterparties may fail to make payments when due or default completely. If an issuer’s or counterparty’s financial condition worsens, the credit quality of the issuer or counterparty may deteriorate, making it difficult for the Fund to sell such investments. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of an investment in that issuer.

Event Risk. Corporate issuers may undergo restructurings, such as mergers, leveraged buyouts, takeovers, or similar events financed by increased debt. As a result of the added debt, the credit quality and market value of a company’s bonds and/or other debt securities may decline significantly.

General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market, or other asset classes, due to a number of factors, including inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters or events, pandemic diseases, terrorism, regulatory events, and government controls.

High-Yield Securities Risk. High-yield securities (also known as “junk” bonds) carry a greater degree of risk and are more volatile than investment grade securities and are considered speculative. High-yield securities may be issued by companies that are restructuring, are smaller and less creditworthy, or are more highly indebted than other companies. This means that they may have more difficulty making scheduled payments of principal and interest. Changes in the value of high-yield securities are influenced more by changes in the financial and business position of the issuing company than by changes in interest rates when compared to investment grade securities. The Fund’s investments in high-yield securities expose it to a substantial degree of credit risk.

Illiquid Investments Risk. The Fund may, at times, hold illiquid investments, by virtue of the absence of a readily available market for certain of its investments, or because of legal or contractual restrictions on sales. The Fund could lose money if it is unable to dispose of an investment at a time or price that is most beneficial to the Fund.

Interest Rate Risk. The Fund’s investments in fixed income securities will change in value based on changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. Rising interest rates across the U.S. and international financial systems may result in fixed income markets becoming more volatile. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. As interest rates rise, the Fund faces a heightened risk. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value.

MBS Risk. Mortgage-related securities represent ownership in pools of mortgage loans assembled for sale to investors by various government agencies such as Ginnie Mae and government-related organizations such as Fannie Mae and Freddie Mac. Although these mortgage-related securities are guaranteed by a third party or otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. The mortgage market in the United States has experienced and may in the future experience difficulties that may adversely affect the performance and market value of certain of the Fund’s mortgage-related investments. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage back securities. MBS securities are subject to credit, interest rate, prepayment, and extension risks. (See “Credit Risk,” “Interest Rate Risk,” “Prepayment Risk,” and “Extension Risk” for more information on these risks.)

Municipal Securities Risk. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the inability to collect revenues from the project or the assets.

Rating Agencies Risks. Ratings are not an absolute standard of quality. Ratings are general indicators that reflect only the view of the originating rating agencies from which an explanation of the significance of such ratings may be obtained. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely. Such changes may negatively affect the liquidity or market price of the securities in which the Fund invests. The ratings of securitized assets may not adequately reflect the credit risk of those assets due to their structure.

RMBS Risk. The rate of defaults and losses on residential mortgage loans will be affected by a number of factors, including general economic conditions and those in the geographic area where the mortgaged property is located, the terms of the mortgage loan, the borrower’s equity in the mortgaged property, and the financial circumstances of the borrower. RMBS are particularly susceptible to prepayment risks, as they generally do not contain prepayment penalties and a reduction in interest rates will increase the prepayments on the RMBS. Such securities are also subject to credit, interest rate, and extension risks. (See “Credit Risk,” “Interest Rate Risk,” and “Extension Risk” for more information on these risks.)

Sector Risk. At times the Fund may increase the relative emphasis of its investments in a particular sector or group of industries. The prices of securities of issuers in a particular sector may be more susceptible to fluctuations due to changes in economic or business conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry or sector more than securities of issuers in other industries and sectors. To the extent that the Fund increases the relative emphasis of its investments in a particular industry or sector, the value of Shares may fluctuate in response to events affecting that industry or sector.

○	Financial Services Sector Risk. The Fund may emphasize its investments in companies in the financial services sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector. This sector can be significantly affected by changes in interest rates, government regulation, the rate of defaults on corporate, consumer and government debt, the availability and cost of capital, and disruptions in the banking sector, among other factors. Insurance companies, in particular, may be significantly affected by changes in interest rates, catastrophic events, price and market competition, the imposition of premium rate caps, or other changes in government regulation or tax law and/or rate regulation, which may have an adverse impact on their profitability. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses. As of February 28, 2023, 26.6% of the Fund’s net assets were invested in the financial services sector.

TIPS Risk. Interest payments on TIPS are unpredictable and will fluctuate as the principal and corresponding interest payments are adjusted for inflation. There can be no assurance that the Consumer Price Index (“CPI”) will accurately measure the real rate of inflation in the prices of goods and services. Any increases in the principal amount of TIPS will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity. As a result, the Fund may make income distributions to shareholders that exceed the cash it receives. In addition, TIPS are subject to credit risk and interest rate risk.

U.S. Government Obligations Risk. Obligations of U.S. government agencies and authorities receive varying levels of support and may not be backed by the full faith and credit of the U.S. government, which could affect the Fund’s ability to recover should they default. No assurance can be given that the U.S. government will provide financial support to its agencies and authorities if it is not obligated by law to do so. Additionally, market prices and yields of securities supported by the full faith and credit of the U.S. government or other countries may decline or be negative for short or long periods of time.

Uncertain Tax Treatment. Below investment grade instruments may present special tax issues for the Fund. U.S. federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount (“OID”) or market discount, when and to what extent deductions may be taken for bad debts or worthless instruments, how payments received on obligations in default should be allocated between principal and income and whether exchanges of debt obligations in a bankruptcy or workout context are taxable, which may make it difficult for the Fund to satisfy the annual distribution requirements applicable to RICs.

Valuation Risk. The prices provided by the Fund’s pricing services or independent dealers or the fair value determinations made by the Adviser may be different from the prices used by other investment companies or from the prices at which debt obligations are actually bought and sold. The prices of certain debt obligations provided by pricing services may be subject to frequent and significant change, and will vary depending on the information that is available.

When-Issued, Delayed Delivery, and Forward Commitment Risks. The purchase of securities on a when-issued, delayed delivery, or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date.

Call Risk. During periods of falling interest rates, an issuer of a callable bond held by the Fund may “call” or repay the security prior to its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.

Extension Risk. When interest rates rise, certain obligations will be repaid by the obligor more slowly than anticipated, causing the value of these securities to fall.

Floating or Variable Rate Securities Risk. Securities with floating or variable interest rates are generally less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or as quickly, as comparable market interest rates. Although floating or variable rate securities are generally less sensitive to interest rate risk than fixed rate securities, they are subject to credit, liquidity and default risk and may be subject to legal or contractual restrictions on resale, which could impair their value.

Bank Loans Risk. Bank loans often involve borrowers whose financial conditions are troubled or uncertain and companies that are highly leveraged. The market for bank loans may not be highly liquid and the Fund may have difficulty selling bank loans. These investments expose the Fund to the credit risk of both the financial institution and the underlying borrower. Bank loans generally are subject to legal or contractual restrictions on resale. In addition, bank loans may have trade settlement periods extending beyond seven days, which means that, in certain cases, it could take the Fund a significant amount of time to get its money after selling an investment. Bank loans may be structured such that they are not “securities” under federal securities laws and therefore not subject to federal securities laws protections against fraud and misrepresentation. As such, there can be no assurances that fraud or misrepresentation will not occur with respect to bank loans in which the Fund invests.

Management Risk. The Fund is actively-managed and may not meet its investment objective based on IR+M’s success or failure to implement investment strategies for the Fund.

Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.

Privately Placed Securities Risk. Privately placed securities generally are less liquid than publicly traded securities and the Fund may not always be able to sell such securities without experiencing delays in finding buyers or reducing the sale price for such securities. The disposition of some of the securities held by the Fund may be restricted under federal securities laws. As a result, the Fund may not be able to dispose of such investments at a time when, or at a price at which, it desires to do so and may have to bear expenses of registering these securities, if necessary. These securities may also be difficult to value.

Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security, and related risks. Cyber incidents affecting the Fund or its service providers may cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its NAV, impediments to trading, the inability of shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs.

Dividend Risk. Dividend payments may fluctuate widely in amounts. There is no guarantee that issuers of the securities held by the Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time. An issuer of a security may be unwilling or unable to pay income on a security. Dividends are paid only when declared by an issuer’s board of directors, and the amount of any dividend may vary over time. The Fund’s NAV may fluctuate based on the timing of the receipt and payment of dividends.

Emerging Markets Risk. Investments in securities traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, currency, or regulatory conditions not associated with investments in U.S. securities and investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell, or otherwise transfer securities, adversely affect the trading market and price for Shares and cause the Fund to decline in value.

ETF Risk.

○	Authorized Participants, Market Makers, and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that are authorized to purchase and redeem Shares directly from the Fund (known as “Authorized Participants” or “APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services; or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

○	Cash Redemption Risk. The Fund’s investment strategy may require it to redeem Shares for cash or to otherwise include cash as part of its redemption proceeds. For example, the Fund may not be able to redeem in-kind certain securities held by the Fund (e.g., derivative instruments and bonds that cannot be broken up beyond certain minimum sizes needed for transfer and settlement). In such a case, the Fund may be required to sell or unwind portfolio investments to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to recognize a capital gain that it might not have recognized if it had made a redemption in-kind. As a result, the Fund may pay out higher annual capital gain distributions than if the in-kind redemption process was used.

○	Costs of Buying or Selling Shares. Due to the costs of buying or selling Shares, including brokerage commissions imposed by brokers and bid-ask spreads, frequent trading of Shares may significantly reduce investment results and an investment in Shares may not be advisable for investors who anticipate regularly making small investments.

○	Shares May Trade at Prices Other Than NAV. As with all ETFs, Shares may be bought and sold in the secondary market at market prices. Although it is expected that the market price of Shares will approximate the Fund’s NAV, there may be times when the market price of Shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount) due to supply and demand of Shares or during periods of market volatility. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for Shares in the secondary market, in which case such premiums or discounts may be significant. Because securities held by the Fund may trade on foreign exchanges that are closed when the Fund’s primary listing exchange is open, the Fund is likely to experience premiums and discounts greater than those of ETFs holding only domestic securities.

○	Trading. Although Shares are listed on a national securities exchange, such as NYSE Arca, Inc. (the “Exchange”), and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that Shares will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of Shares may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than Shares. Also, in stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund’s underlying portfolio holdings. These adverse effect on liquidity for Shares, in turn, could lead to wider bid/ask spreads and differences between the market price of Shares and the underlying value of those Shares.

Foreign Securities Risk. Investments in securities or other instruments of non-U.S. issuers involve certain risks not involved in domestic investments and may experience more rapid and extreme changes in value than investments in securities of U.S. companies. Financial markets in foreign countries often are not as developed, efficient, or liquid as financial markets in the United States, and therefore, the prices of non-U.S. securities and instruments can be more volatile. In addition, the Fund will be subject to risks associated with adverse political and economic developments in foreign countries, which may include the imposition of economic sanctions. Generally, there is less readily available and reliable information about non-U.S. issuers due to less rigorous disclosure or accounting standards and regulatory practices.

LIBOR Risk. Instruments in which the Fund invests may pay interest at floating rates based on the London Interbank Offered Rate (“LIBOR”) or may be subject to interest caps or floors based on LIBOR. LIBOR is an interest rate benchmark that will no longer be offered after June 30, 2023. The U.S. Congress passed the Adjustable Interest Rate (LIBOR) Act on March 15, 2022. The LIBOR Act replaces references to LIBOR for U.S. contracts that will not mature before June 30, 2023 with benchmark replacements based on the Secured Overnight Financing Rate (“SOFR”). SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities and is published daily by the Federal Reserve Bank of New York. The benchmark replacement rate may not have the same value or economic equivalence as LIBOR. The transition from LIBOR could have a significant impact on the financial markets, including increased volatility and illiquidity in markets for instruments that currently rely on LIBOR to determine interest rates and a reduction in the values of some LIBOR-based investments. The transition to an alternative interest rate may not be orderly, may occur over various time periods or may have unintended consequences.

Non-Diversification Risk. Because the Fund is “non-diversified,” it may invest a greater percentage of its assets in the securities of a single issuer or a smaller number of issuers than if it was a diversified fund. As a result, a decline in the value of an investment in a single issuer or a smaller number of issuers could cause the Fund’s overall value to decline to a greater degree than if the Fund held a more diversified portfolio.

Recent Market Events Risk. U.S. and international markets have experienced and may continue to experience significant periods of volatility in recent years and months due to a number of economic, political and global macro factors including rising inflation, uncertainty regarding central banks’ interest rate increases, the possibility of a national or global recession, trade tensions, political events, the war between Russia and Ukraine and the impact of the coronavirus (COVID-19) global pandemic. The global recovery from COVID-19 may last for an extended period of time. As a result of continuing political tensions and armed conflicts, including the war between Ukraine and Russia, the U.S. and the European Union imposed sanctions on certain Russian individuals and companies, including certain financial institutions, and have limited certain exports and imports to and from Russia. The war has contributed to recent market volatility and may continue to do so.

TBA Securities and Rolls Risk. TBA transactions are subject to increased credit risk and increased overall investment exposure. TBA rolls involve the risk that the Fund’s counterparty will be unable to deliver the MBS underlying the TBA roll at the fixed time. If the buyer files for bankruptcy or becomes insolvent, the buyer or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. In addition, the Fund earns interest by investing the transaction proceeds during the roll period. TBA roll transactions may have the effect of creating leverage in the Fund’s portfolio.

Performance

The following performance information provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year. The bar chart shows the annual returns for the Fund. The table illustrates how the Fund’s average annual returns for the 1-year and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, does not necessarily indicate how it will perform in the future. Updated performance information is available on the Fund’s website at www.sofi.com/invest/etfs/tgif.

Calendar Year Ended December 31,

The Fund’s calendar year-to-date return as of March 31, 2023 was 2.07%.

During the period of time shown in the bar chart, the Fund’s highest quarterly return was 3.24% for the quarter ended December 31, 2022 and the lowest quarterly return was -5.89% for the quarter ended June 30, 2022.

Average Annual Total Returns

For the Periods Ended December 31, 2022

	1 Year	Since Inception (October 1, 2020)
Return Before Taxes	-6.61%	0.62%
Return After Taxes on Distributions	-8.16%	-0.93%
Return After Taxes on Distributions and Sale of Fund Shares	-3.88%	-0.14%

Bloomberg 1-3 Year Credit Index
(reflects no deduction for fees, expenses, or taxes)	-3.40%	-1.36%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period covered by the table above and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Shares through tax-deferred arrangements such as an individual retirement account (“IRA”) or other tax-advantaged accounts. In certain cases, the figure representing “Return After Taxes on Distributions and Sale of Fund Shares” may be higher than other return figures for the same period due to a capital loss that occurs upon redemption and provides an assumed tax deduction that benefits the investor.

Management

Investment Adviser

Toroso Investments, LLC (“Toroso” or the “Adviser”), a Tidal Financial Group company, serves as investment adviser to the Fund.

Sub-Adviser

Income Research + Management serves as investment sub-adviser to the Fund.

Portfolio Managers

William A. O’Malley, CFA, Chief Executive Officer and Co-Chief Investment Officer for IR+M, is responsible for the day-to-day management of the Fund and has been a portfolio manager of the Fund since its inception in 2020.

James E. Gubitosi, CFA, Senior Portfolio Manager and Co-Chief Investment Officer for IR+M, is responsible for the day-to-day management of the Fund and has been a portfolio manager of the Fund since its inception in 2020.

William O’Neill, CFA, Senior Portfolio Manager for IR+M, is responsible for the day-to-day management of the Fund and has been a portfolio manager of the Fund since its inception in 2020.

Charles A. Ragauss, CFA, Portfolio Manager for Toroso, has been a portfolio manager of the Fund since its inception in 2020.

Purchase and Sale of Shares

The Fund issues and redeems Shares at NAV only in large blocks known as “Creation Units,” which only APs (typically, broker-dealers) may purchase or redeem. The Fund generally issues and redeems Creation Units in exchange for a portfolio of securities (the “Deposit Securities”) and/or a designated amount of U.S. cash.

Shares are listed on a national securities exchange, such as the Exchange, and individual Shares may only be bought and sold in the secondary market through brokers at market prices, rather than NAV. Because Shares trade at market prices rather than NAV, Shares may trade at a price greater than NAV (premium) or less than NAV (discount).

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase Shares (the “bid” price) and the lowest price a seller is willing to accept for Shares (the “ask” price) when buying or selling Shares in the secondary market. This difference in bid and ask prices is often referred to as the “bid-ask spread.”

Recent information regarding the Fund’s NAV, market price, how often Shares traded on the Exchange at a premium or discount, and bid-ask spreads can be found on the Fund’s website at www.sofi.com/invest/etfs/.

Tax Information

Fund distributions are generally taxable to shareholders as ordinary income, qualified dividend income, or capital gains (or a combination), unless an investment is in an IRA or other tax-advantaged account. Distributions on investments made through tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Financial Intermediary Compensation

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank) (an “Intermediary”), the Adviser, Sub-Adviser or their affiliates may pay Intermediaries for certain activities related to the Fund, including participation in activities that are designed to make Intermediaries more knowledgeable about exchange-traded products, including the Fund, or for other activities, such as marketing, educational training, or other initiatives related to the sale or promotion of Shares. These payments may create a conflict of interest by influencing the Intermediary and your salesperson to recommend the Fund over another investment. Any such arrangements do not result in increased Fund expenses. Ask your salesperson or visit the Intermediary’s website for more information.